SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): May 2, 2008

RIVER HAWK AVIATION, INC.

 (Exact name of registrant as specified in its charter)

Nevada	00-30440	22-3537927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

3103 9th Avenue Drive, Hickory, NC 28601
(Address of principal executive offices)(Zip Code)

(828) 322-6044
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 2, 2008 (the "Dismissal Date"), Kempisty & Company Certified Public Accountants, P.C. ("Kempisty"), was dismissed as independent auditor of River Hawk Aviation, Inc., a Nevada corporation (the "Company"), in connection with the engagement of Peterson Sullivan, PLLC, as the independent registered public accounting firm for the Company (“Peterson Sullivan”).  Kempisty’s reports on the Company's 10-KSBs for the years ended December 31, 2007 and 2006, and all subsequent interim periods up and until the Dismissal Date, were qualified  (i) to raise substantial doubt about the Company’s ability to continue as an going concern and (ii) to state uncertainty in connection with several pending litigation matters, but did not contain any other adverse opinion or disclaimer of opinion, and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During each of the two (2) years ended December 31, 2007 and 2006, and all subsequent interim periods up and until the Dismissal Date, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Kempisty’s satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

Kempisty does, however, disagree with the Company’s stated Dismissal Date in this Form 8-K, taking the position that the dismissal occurred April, 29, 2008, when the Company requested access to Kempisty’s work papers, as stated in Kempsity’s letter of May 7, 2008, attached as Exhibit 99.11.  The Company, on the other hand, relies on Kempisty’s letter to the Company confirming the termination, dated May 2, 2008.

On May 6, 2008 the Company engaged Peterson Sullivan as its independent registered public accounting firm to audit the Company's financial statements.  During each of the two (2) years ended December 31, 2007 and 2006, and all  subsequent interim periods up and until the  Dismissal  Date,  the  Company  did not  consult Peterson Sullivan on any matters described in Item 304(a)(2)(i) of Regulation S-B.  During each of the two (2) years ended December 31, 2007 and 2006, and all subsequent interim  periods up and until the  Dismissal  Date,  the  Company  did  not  consult  Peterson Sullivan on any  matters described in Item 304(a)(2)(ii) of Regulation S-B.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

99.1        Letter From Dismissed Accountants, Dated May 7, 2008            Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 7, 2008

RIVER HAWK AVIATION, INC.

By:	/s/ Robert Scott
Robert Scott Chief Financial Officer

EXHITBIT TABLE

Exhibit 99.1	Letter from Kempisty & Company Certified Public Accountants dated May 7, 2008	Filed Herewith